UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 24, 2012

MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650

Houston, Texas 77056

(Address of principal executive offices, including zip code)

(832) 369-6986

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On October 24, 2012, Triad Hunter, LLC (“Triad Hunter”), a wholly owned subsidiary of Magnum Hunter Resources Corporation (the “Company”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Viking International Resources Co., Inc. (“Virco”), all of the stockholders of Virco (the “Sellers”), and solely for the purposes set forth therein, the Company.  Pursuant to the Stock Purchase Agreement, Triad Hunter agreed to purchase from the Sellers all of the outstanding capital stock of Virco (the “Virco Shares”).  Under the Stock Purchase Agreement, the purchase price for the Virco Shares is approximately $106.7 million, of which approximately $37.3 million is payable in cash and approximately $69.4 million (based on liquidation preference) is payable in the form of approximately 2,774,850 depositary shares (the “Depositary Shares”) representing 2,774.85 shares of a new 8.0% Series E Cumulative Convertible Preferred Stock of the Company (the “Preferred Stock”) that will be created prior to closing.

Each share of Preferred Stock will have a stated liquidation preference of $25,000 and a dividend rate of 8.0% per annum (based on stated liquidation preference), will be convertible at the option of the holder into a number of shares of the Company’s common stock equal to the stated liquidation preference divided by a conversion price of $8.50 per share (subject to anti-dilution adjustments in the case of stock dividends, stock splits and combinations of shares), and will be redeemable by the Company under certain circumstances.  The Preferred Stock will be junior to the Company’s 10.25% Series C Cumulative Perpetual Preferred Stock and the 8.0% Series D Cumulative Preferred Stock in respect of dividends and distributions upon liquidation.  Each Depositary Share will represent a 1/1000th interest in a share of Preferred Stock.  Accordingly, the Depositary Shares will have a stated liquidation preference of $25.00 per share and a dividend rate of 8.0% per annum (based on stated liquidation preference), will be similarly convertible at the option of the holder into a number of shares of the Company’s common stock equal to the stated liquidation preference divided by a conversion price of $8.50 per share (subject to corresponding anti-dilution adjustments), and will also be redeemable by the Company under certain circumstances.

The Stock Purchase Agreement contains customary representations, warranties, covenants and indemnities by the parties, and the closing of the transactions contemplated by the Stock Purchase Agreement is subject to the satisfaction of certain conditions as described therein.  The acquisition of the Virco Shares pursuant to the Stock Purchase Agreement is scheduled to close on or about November 2, 2012, and for purposes of certain restrictive covenants applicable to Virco, has an effective date of January 1, 2012.  188,000 of the Depositary Shares payable at closing will be deposited with an escrow agent (the “Escrow Agent”) for purposes of satisfying the Sellers’ indemnification obligations under the Stock Purchase Agreement.

The foregoing descriptions of the Stock Purchase Agreement, the consideration payable thereunder, and the Preferred Stock, do not purport to be complete and are qualified in their entirety by reference to the complete text of the Stock Purchase Agreement, including the Form of Certificate of Designations for the Preferred Stock attached thereto as Exhibit H, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 3.02               Unregistered Sales of Equity Securities.

The information in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.  As described in Item 1.01, at the closing of the Stock Purchase Agreement the Company has agreed to issue and deliver the Depositary Shares to the Sellers and the Escrow Agent as a portion of the consideration for all of the outstanding Virco Shares.  The issuance of the Depositary Shares (and the related issuance of the underlying shares of Preferred Stock to a depositary under a deposit agreement for the Depositary Shares) is expected to be undertaken in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(2) promulgated thereunder.

Item 7.01  Regulation FD Disclosure.

On October 25, 2012, the Company issued a press release announcing the signing of the Stock Purchase Agreement.  A copy of the press release is furnished as part of this Current Report on Form 8-K as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing of the Company under the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

2.1

Stock Purchase Agreement, dated as of October 24, 2012, by and among Triad Hunter, LLC, Viking International Resources Co., Inc., all of the stockholders of Viking International Resources Co., Inc., and solely for the purposes set forth therein, Magnum Hunter Resources Corporation*

99.1	Press Release of Magnum Hunter Resources Corporation, dated October 25, 2012

*Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments to the Stock Purchase Agreement have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: October 30, 2012	By:	/s/ Gary C. Evans
	Name:	Gary C. Evans
	Title	Chairman and Chief Executive Officer

Signature Page

EXHIBIT INDEX

Exhibit No.	Description

2.1

Stock Purchase Agreement, dated as of October 24, 2012, by and among Triad Hunter, LLC, Viking International Resources Co., Inc., all of the stockholders of Viking International Resources Co., Inc., and solely for the purposes set forth therein, Magnum Hunter Resources Corporation*

99.1	Press Release of Magnum Hunter Resources Corporation, dated October 25, 2012

*Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments to the Stock Purchase Agreement have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.